UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 10, 2006

Palatin Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15543	95-4078884
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	File Number)	identification number)

4C Cedar Brook Drive, Cranbury, NJ	08512
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (609) 495-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

        On April 10, 2006, we entered into a letter agreement with MDB Capital Group LLC, to act as our placement agent in a registered direct offering of our securities under our effective shelf registration statement on Form S-3 (File No. 333-132369). Under the terms of the agreement, which does not require MDB to place any specific number or dollar amount of securities, MDB will receive a cash fee of 7% of the aggregate capital raised in the offering, plus an accountable expense allowance of 1% of the capital raised, with a cap of $10,000. We have agreed to indemnify MDB against certain liabilities arising under the Securities Act of 1933, as amended. The agreement terminates on May 10, 2006, unless both parties extend it in writing. We expect the offering to close on or about April 14, 2006. We are filing the letter agreement as Exhibit 10.01 to this report and it is incorporated herewith by reference into the shelf registration statement.

        On April 11, 2006, we entered into stock purchase agreements with certain investors, pursuant to which the investors agreed to purchase units of common stock and warrants. Each unit consisted of one share of common stock and a warrant to purchase 0.30 shares of common stock. We entered into stock purchase agreements for 10,978,689 units. We will only sell units in the offering to investors who have entered into such a purchase agreement. We have filed the forms of stock purchase agreement and warrant certificate as Exhibits 10.02 and 10.03, respectively, to this report and they are incorporated herewith by reference into the shelf registration statement.

Item 8.01  Other Events

           On April 12, 2006, we issued a press release concerning our registered direct offering of up to 11,000,000 units of common stock and warrants issued pursuant to a prospectus supplement in connection with a shelf takedown from our effective shelf registration statement. We have included that press release as Exhibit 99 to this report. On April 12, 2006, we filed a prospectus supplement concerning the offering.

           Neither the filing of the press release as an exhibit to this report nor the inclusion in the press release of a reference to our internet address shall, under any circumstances, be deemed to incorporate the information available at our internet address into this report. The information available at our internet address is not part of this report or any other report filed by us with the Securities and Exchange Commission.

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits:

No.	Description
10.01	Letter Agreement with MDB Capital Group LLC
10.02	Form of Securities Purchase Agreement
10.03	Form of Warrant Certificate
99	Press Release dated April 12, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PALATIN TECHNOLOGIES, INC.

Date: April 12, 2006	By: /s/ Stephen T. Wills Stephen T. Wills, CPA, MST Executive Vice President – Operations and Chief Financial Officer

EXHIBIT INDEX:

No.	Description
10.01	Letter Agreement with MDB Capital Group LLC
10.02	Form of Securities Purchase Agreement
10.03	Form of Warrant Certificate
99	Press Release dated April 12, 2006